UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 20, 2010

Emergent BioSolutions Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33137	14-1902018
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2273 Research Boulevard, Suite 400, Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 795-1800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Emergent BioSolutions Inc. (the “Company”) held its 2010 Annual Meeting of Stockholders on May 20, 2010.  The stockholders considered two proposals, each of which is described in more detail in the Company’s definitive proxy statement dated April 8, 2010.

Proposal 1: The election of Fuad El-Hibri, Jerome M. Hauer and Ronald B. Richard to serve as Class I directors, each for a term of three years. The votes were cast as follows:

Nominees	For	Withheld
Fuad El-Hibri	26,159,296	344,848
Jerome M. Hauer	25,952,859	551,285
Ronald B. Richard	24,217,928	2,287,116

All directors were duly elected.

Proposal 2: The ratification of the selection by the audit committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

For	Against	Abstaining
27,997,971	213,282	19,595

Proposal 2 was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2010	EMERGENT BIOSOLUTIONS INC.
	By:	/s/ R. Don Elsey R. Don Elsey Chief Financial Officer